UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

LE@P TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

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LE@P TECHNOLOGY, Inc.
5601 N. DIXIE HIGHWAY
SUITE 411
FORT LAUDERDALE, FLORIDA

INFORMATION STATEMENT

November [_], 2016

Dear Stockholders:

The attached Information Statement is being furnished to the stockholders of Le@P Technology, Inc. (the “Company” or “we”), in connection with the adoption of a plan of voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”). Our board of directors and a holder of a majority of the voting power of our stockholders entitled to vote approved the adoption of a Plan of Dissolution.

This Information Statement is being provided to you for your information pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (“Rule 14c-2”). This Information Statement contains a detailed description of the Plan of Dissolution. This Information Statement also constitutes the notice to the Company's stockholders of taking of a corporate action without a meeting by less than unanimous written consent of the stockholders, as required by Section 228(e) of the Delaware General Corporation Law. Pursuant to Rule 14c-2, the corporate actions will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders.  I encourage you to read this Information Statement in its entirety. A copy of the Plan of Dissolution is attached as Exhibit A to this Information Statement.

Our wholly-owned subsidiary, Parkson Property LLC, sold its sole remaining asset, the Real Property (as defined below). We currently have no operations, or funds to pursue new and/or additional opportunities. As a result of this and other factors described in this Information Statement, management and the board of directors believe voluntary liquidation and dissolution of the Company is in the best interests of the Company and its stockholders. Due to the size of our liabilities and lack of any significant assets, holders of shares of our common stock have no prospect of receiving any distribution of any kind as a result of the liquidation and dissolution of the Company.

Because we already received the requisite written consent from the holder of a majority of the voting power of the stockholders entitled to vote for the adoption of the Plan of Dissolution, you are not being requested to send proxies to vote your shares with respect to such actions. No proxy card has been provided for stockholders and no meeting of stockholders will be held to consider the approval of the Plan of Dissolution.

Very truly yours,

Timothy C. Lincoln
Chairman and Acting Principal Executive Officer

Le@P  Technology, Inc.
5601 N. DIXIE HIGHWAY
SUITE 411
FORT LAUDERDALE, FLORIDA

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a holder of a majority of the voting power of the stockholders of Le@P  Technology, Inc., a Delaware corporation (the “Company”, “we”, “us,” or “our”), has approved without a meeting of stockholders in accordance with the Delaware General Corporation Law the following:

1.    The voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution (the “Plan of Dissolution”).

The action will become effective on the 20th day after the definitive Information Statement is mailed to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Because the written consent of a holder of a majority of the voting power of our stockholders entitled to vote approving the Plan of Dissolution satisfies all applicable stockholder voting requirements, we are not asking you for a proxy; please do not send us one. We are furnishing this Information Statement to you solely to inform you of the approval of the actions set forth above by a holder of the majority voting power of our common stock. No action is required by you.

THE PLAN OF DISSOLUTION IS CONDITIONED UPON, AMONG OTHER THINGS, THE IMPLEMENTATION OF THE PLAN OF DISSOLUTION AND VARIOUS OTHER FACTORS AND CONSIDERATIONS, AND NO ASSURANCE CAN BE GIVEN THAT IT WILL BE FULLY IMPLEMENTED. NOTWITHSTANDING AUTHORIZATION OF OR CONSENT TO THE PLAN OF DISSOLUTION, AND THE TRANSACTIONS CONTEMPLATED THEREBY BY THE STOCKHOLDERS, THE BOARD OF DIRECTORS MAY, TO THE EXTENT PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW, MODIFY, AMEND OR ABANDON THE PLAN OF DISSOLUTION AND THE TRANSACTIONS CONTEMPLATED THEREBY WITHOUT FURTHER ACTION BY THE STOCKHOLDERS.  SEE "PLAN OF DISSOLUTION."

DUE TO THE SIZE OF OUR LIABILITIES AND LACK OF ANY SIGNIFICANT ASSETS, HOLDERS OF OUR SHARES OF COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION AND DISSOLUTION OF THE COMPANY.

This Information Statement is being furnished in connection with the action by written consent of the holder of a majority of the voting power of our stockholders taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders of record as of November 4, 2016, on or about November [_], 2016.

This Information Statement is for information purposes only — Please read it carefully.

By order of the Board of Directors

Timothy C. Lincoln
Chairman and Acting Principal Executive Officer
November [_] , 2016

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements with respect to our plans and objectives, the sale of the Company's assets and cancellation of certain liabilities, general economic conditions and other matters. Those statements include statements regarding our intent, belief, or current expectations, as well as the assumptions on which such statements are based. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to us that could cause the results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of the Company to effect the Plan of Dissolution and handle matters associated with the winding up of its affairs, (ii) the implementation of the Plan of Dissolution, (iii) the fees and expenses associated with implementation of the Plan of Dissolution, and (iv) the market value of any remaining assets. In light of the significant uncertainties inherent in the forward-looking statements included herein particularly in view of the current state of the Company, the inclusion of such information should not be regarded as a statement by the Company or any other person that these forward-looking statements (or the Company’s goals, objectives, plans, pursuits, intentions or other forward-looking information derived therefrom) will be achieved. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS

Why did I receive this Information Statement?

The M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Company’s indirect and beneficial majority stockholder, M. Lee Pearce, M.D. (“Dr. Pearce”), is the 100% beneficial owner (Dr. Pearce, together with entities owned or controlled by him that own capital stock of the Company, are collectively referred to as the “Majority Stockholder”) took action by written consent in lieu of a stockholders' meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

What action was taken by written consent?

We obtained stockholder consent for the approval of the voluntary liquidation and dissolution of the Company pursuant to a Plan of Dissolution.

How many shares of common stock were outstanding on November 4, 2016?

On November 4, 2016, there were 65,195,884 shares of Class A Common Stock and 25,000 shares of Class B Common Stock outstanding. The number of shares of Series B Preferred Stock of the Company outstanding as of November 4, 2016 was 2,170.

What vote was obtained to approve the actions described in this Information Statement?

We obtained the approval of the Majority Stockholder, which holds approximately 96.% of the voting power of our outstanding shares of Class A Common stock and all of the shares of our Class B Common Stock and Series B Preferred Stock. Therefore, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. Our costs are estimated at approximately $10,000.

What action do I need to take as a stockholder?

You are not required to take any action. The actions approved by written consent can take effect after twenty (20) days from the date of mailing this Information Statement.

Will any distribution be made to me as a stockholder as a result of the dissolution?

Due to the size of our liabilities and lack of any significant assets, holders of our shares of common stock and Series B Preferred Stock have no prospect of receiving a distribution of any kind as a result of the liquidation and dissolution of the Company.

Can I still sell my shares of common stock of the Company?

Yes, but only until the effective date of the filing of the Certificate of Dissolution with the Delaware Secretary of State. The Company’s Class A Common Stock was previously quoted on the OTC Bulletin Board (“OTCBB”), under the symbol LPTC, until February 23, 2011, at which time the Class A Common Stock was delisted due to a lack of market makers participating in the market for shares of the Class A Common Stock. Since February 23, 2011, there has been no public market for, and no quotation system reporting trading information or purchases and sales in, the shares of Class A Common Stock. There is no public market for shares of the Company’s Class B Common Stock or its Series B Preferred Stock, all of which shares are owned by the Majority Stockholder. In addition, we intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the close of business on the effective date of the filing of the Certificate of Dissolution. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law.

Am I entitled to appraisal rights?

No. You are not entitled to appraisal rights in accordance with Delaware General Corporation Law (the “DGCL”) in connection with the actions taken by written consent.

Where can I find more information about the company?

As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

SUMMARY TERM SHEET
OF
PLAN OF DISSOLUTION

The following is a brief summary of the material terms of the Plan of Dissolution. This summary highlights selected information in this Information Statement and may not contain all of the information that may be important to you. You should carefully read this Information Statement in its entirety and the other documents referenced herein for a more complete understanding of the matters described herein.

Le@P Technology, Inc. (See Page 5)
The Company currently has no business operations, no revenues or revenue-producing activities, limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.

During 2016, the Company’s Board of Directors (the “Board” or “Board of Directors”) considered and intended to pursue, subject to budget and cash constraints, potential acquisition and possibly joint venture and investment opportunities (particularly those in the health care technology, products and services and life sciences arenas) (“Opportunities”) that may have come to the attention of Board members or management, including Opportunities introduced by Dr. Pearce or his network of contacts. None of the Opportunities came to fruition. The Company’s wholly owned subsidiary, Parkson Property LLC (“Parkson”) sold its only material asset, the real property at street address 5601 N.E. 14th Avenue, Fort Lauderdale, Florida 33308 (the “Real Property”) for  $1,400,000.00, net of related costs, of which $931,619.82 of the net proceeds was  applied to related debt. The balance has been retained by the Company and will be applied to reduce the Company’s debt in connection with the liquidation and dissolution of the Company. The Company is in the process of dissolving Parkson.

Since February 23, 2011, there has been no public market for, and no quotation system reporting trading information or purchases and sales in, the shares of Class A Common Stock. There never has been a public market for the Company’s shares of Class A Common Stock or shares of Class B Common Stock or shares of Series B Preferred Stock, all of which shares are owned by the Majority Stockholder. Our principal executive office is located at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida, and our telephone number is (954) 771-1772.

The Stockholder Consent (See Page 4)
STOCKHOLDER VOTES WILL NOT BE SOLICITED. The Majority Stockholder, which holds approximately 96% of the voting power of our outstanding shares of Class A Common Stock and all of the shares of our Class B Common Stock and Series B Preferred Stock, consented in writing to the adoption of the Plan of Dissolution. Therefore, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Approval of the Board of Directors (See Page 4)
On September 6, 2016, our board of directors, upon determining that its adoption is advisable, fair and in the best interests of the Company and its stockholders, unanimously approved the Plan of Dissolution.

Principal Stockholder Ownership (See Page 18)
As of November 4, 2016, the record date, the Majority Stockholder beneficially owned, in the aggregate, 62,597,409 shares of the Company’s shares of Class A Common Stock, representing approximately 96.01% of our outstanding shares of Class A Common Stock, and all of the outstanding shares of Class B Common Stock and Series B Preferred Stock. On November 12, 2016, the Majority Stockholder approved the Plan of Dissolution.

Plan of Dissolution (See Page 5)	Under the Plan of Dissolution, we will take the following actions at such times as our board of directors, in its absolute discretion, deems necessary, appropriate or advisable:

	●	file a certificate of dissolution with the Delaware Secretary of State in accordance with the Plan of Dissolution (the “Certificate of Dissolution”);

	●	cease conducting normal business operations, except as may be required to wind-up our business affairs;

●
sell, exchange or otherwise dispose of all or substantially all of the Company’s non-cash property and assets, including but not limited to its remaining tangible assets, intellectual property and other intangible assets;

●
pay or make reasonable provision as reasonably likely for payment of our liabilities and obligations, including setting aside a contingency reserve, consisting of cash or other assets that our board of directors believes to be adequate for payment of our known liabilities, as well as claims that are unknown or have not yet arisen but that are likely to arise or become known to us within ten years; and

	●	take all actions required or permitted under the dissolution procedures of Section 281(b) of the DGCL.

Due to the size of our liabilities and lack of any significant assets, HOLDERS OF SHARES OF OUR COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION.

For a more complete description of the terms of the Plan of Dissolution, please see “Plan of Dissolution” in this Information Statement and the Plan of Dissolution itself, which is attached as Exhibit A to this Information Statement.

Amendment and Abandonment of Plan of Dissolution (See Page 8)
Under the Plan of Dissolution, if for any reason our board of directors determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution, notwithstanding stockholder approval of the Plan of Dissolution, to the extent permitted by the DGCL.

Reasons for the Plan of Dissolution (See Page 5)
In arriving at the determination that the Plan of Dissolution is advisable, fair and in the best interests of the Company and our stockholders, our board of directors considered a number of factors, including, without limitation, the following:

	●	The Company’s wholly-owned subsidiary, Parkson, sold its sole significant asset, the Real Property, and neither it nor the Company conducts operations any longer;

	●	the likely inability to raise significant additional capital to pursue Opportunities or acquire new companies;

	●	our current financial position including our lack of any meaningful assets, any current source of revenue and our current liabilities which materially exceed our assets;

	●	the terms of the Plan of Dissolution;

	●	the lack of viable strategic alternatives;

	●	the cost of our continuing to operate as a public reporting company;

Reporting Obligations (See Page 10)
We are currently obligated to comply with the applicable reporting requirements of the Exchange Act. In order to eliminate expenses we incur to comply with these requirements, we intend to cease filing annual, quarterly and current reports with the SEC under the Exchange Act as soon as possible after the filing of the Certificate of Dissolution with the Delaware Secretary of State by filing the appropriate form with the SEC.

Appraisal Rights for Plan of Dissolution (See Page 10)	Appraisal rights are not available to stockholders in connection with the Plan of Dissolution under either the DGCL or our Certificate of Incorporation and Bylaws.

Material Federal Income Tax Consequences (See Page 10)	Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution pursuant to the Plan of Dissolution.

THE STOCKHOLDER CONSENT

On September 6, 2016, our board of directors unanimously approved the Plan of Dissolution subject to approval of a majority of the stockholders of the Company. The Majority Stockholder, which holds approximately 96% of the voting power of our outstanding shares of common stock and all of the outstanding shares of our Class B Common Stock and Series A Preferred Stock consented in writing under Section 228 of the DGCL approving adoption of the Plan of Dissolution.  Accordingly, no vote of any other stockholder is necessary and stockholder votes on this matter are not being solicited.

November 4, 2016, has been fixed as the record date for the determination of our stockholders entitled to receive this Information Statement. As of the close of business on the record date, the Majority Stockholder beneficially owned, in the aggregate, 62,597,409 shares of the Company’s Class A Common Stock, representing approximately 96% of our outstanding shares of Class A Common Stock, and all of the outstanding shares of Class B Common Stock and Series B Preferred Stock.

The adoption of the Plan of Dissolution constitutes full and complete authority for the Board and officers, without further stockholder action, to do and perform any and all acts, and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (ii) to sell, dispose, convey, transfer and deliver all of the remaining assets and properties of the Company; (iii) to satisfy or provide for the satisfaction of the Company’s obligations in accordance with Sections 280 and 281 of the DGCL; and (iv) to distribute any properties and assets of the Company and all remaining funds pro rata to the Company’s stockholders and in accordance with the distribution rights of the Company’s then outstanding shares of capital stock. However, due to the size of our liabilities and lack of any significant assets, HOLDERS OF SHARES OF OUR COMMON STOCK HAVE NO PROSPECT OF RECEIVING A DISTRIBUTION OF ANY KIND AS A RESULT OF THE LIQUIDATION AND DISSOLUTION.

No further vote or consent of any other stockholder of the Company is necessary to approve the Plan of Dissolution. Accordingly, we are not soliciting any stockholder votes or consents by this Information Statement. We may first take corporate action in accordance with the stockholder approval by filing the Certificate of Dissolution with the Delaware Secretary of State not less than twenty (20) days after the mailing of this Information Statement to stockholders. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

This Information Statement is being mailed to the stockholders on or about November [_], 2016. This Information Statement also serves as notice to stockholders under Section 228 of the DGCL of the approval of the Plan of Dissolution by less than unanimous written consent of the Company’s stockholders.

INFORMATION ABOUT THE COMPANY

The Company currently has no business operations, no revenues or revenue-producing activities, limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.

For these and other reasons we decided to voluntarily liquidate and dissolve the Company. See also “Plan of Dissolution - Reasons for the Plan of Dissolution”

For a more detailed description of our business prior to our decision to voluntarily liquidate and dissolve, please see our Annual Report on Form 10-K for the year ended December 31, 2015, which is accompanying this Information Statement.

PLAN OF DISSOLUTION

This Information Statement describes certain aspects of the Plan of Dissolution. We recommend that you read carefully the complete Plan of Dissolution for the terms and conditions of the liquidation and dissolution of the Company and other information that may be important to you. The full text of the Plan of Dissolution is included in this Information Statement as Exhibit A.

Reasons for the Plan of Dissolution

In arriving at the determination that the Plan of Dissolution is advisable, fair and in the best interests of the Company and our stockholders, the Board considered a number of factors, including, without limitation, the following:

●	Our wholly-owned subsidiary, Parkson, sold its sole significant asset, the Real Property and neither the Company, nor Parkson conducts operations any longer;

●	the likely inability to raise significant additional capital to pursue Opportunities or acquire new companies;

●	our current financial position including our lack of any current source of revenue and our current liabilities which exceed our assets;

●	the terms of the Plan of Dissolution;

●	the lack of viable strategic alternatives;

●	Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution pursuant to the Plan of Dissolution;

●	the cost of our continuing to operate as a public reporting company;

Dissolution under Delaware Law

Section 275 of the DGCL provides that a corporation may dissolve upon the approval of a corporation's board of directors followed by a majority vote of its stockholders at a meeting of such stockholders, or by unanimous stockholder consent. Following such approval, the dissolution is effected by filing a Certificate of Dissolution with the Delaware Secretary of State. The corporation is dissolved upon the effective date of its Certificate of Dissolution. Section 228 of the DGCL provides that, unless otherwise provided in the certificate of incorporation, any action  (e.g., the approval of the liquidation and dissolution of the Company and the Plan of Dissolution) which may be taken at any annual or special meeting of the stockholders, may be taken without prior notice and without a vote if a consent setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 278 of the DGCL provides that once a corporation is dissolved, it continues its corporate existence for at least three years, but may not carry on any business except as appropriate to wind up and liquidate its business and affairs.

The process of winding up includes:

●	the settling and closing of any business;

●	the disposition and conveyance of any property,

●
the discharge of any liabilities, and making reasonable provision for contingent and conditional contract claims, claims that are subject to pending litigation involving the corporation, and certain claims that have not arisen or are unknown but are likely to arise or become known within 10 years after the date of dissolution;

●	the prosecution and defense of any lawsuits; and

●	the distribution of any remaining assets to stockholders.

If any action, suit or proceeding is commenced by or against the corporation before or within the three-year winding up period (or any extension thereof granted by a court), the corporation will, solely for the purpose of such action, suit or proceeding, automatically continue to exist beyond the three-year period until any judgments, orders or decrees are fully executed.

The DGCL requires a dissolved corporation to comply with either of two alternative procedures for winding up and liquidating its assets. Those procedures are set forth in Sections 280 and 281 of the DGCL. Section 280 sets forth a complex, elective procedure that requires, among other things, notice to claimants and the possible commencement of proceedings in the Delaware Court of Chancery seeking a judicial determination of the appropriate provision to be made with respect to particular types of claims.

Any dissolved Delaware corporation that does not elect to wind up pursuant to the judicially-supervised procedure set forth in Section 280 must comply with the "extrajudicial" procedure set forth in Section 281(b). Pursuant to Section 281(b), a dissolved corporation (or a successor entity to the dissolved corporation) is required, prior to the expiration of the statutory winding up period set forth in Section 278, to adopt a "plan of distribution" pursuant to which the dissolved corporation:

●	shall pay or make reasonable provision to pay all claims and obligations, including contingent, conditional or unmatured contractual claims known to the corporation;

●
shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claim against the corporation that is the subject of a pending action, suit or proceeding to which the corporation is a party; and

●
shall make such provision as will be "reasonably likely to be sufficient" to compensate for any claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation, are likely to arise or become known within ten (10) years after the date of dissolution.

The statute requires that the plan of distribution provide that the payment of any such claims shall be made in full and for any necessary provisions for payment to be made in full if there are sufficient assets. If there are not sufficient assets, the plan of distribution must provide that claims and obligations are to be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of available assets. Excess assets and/or funds, if any, may be distributed to stockholders.

The Board is winding up our affairs in accordance with the "extrajudicial" procedures set forth in Section 281(b) of the DGCL. Nevertheless, the Board reserves the right to choose, at any time after the effectiveness of the dissolution, to utilize the more complex, judicially-supervised procedures for winding up its affairs.

Summary of the Plan of Dissolution

We believe this summary describes the material terms of the Plan of Dissolution. However, it does not purport to be complete and is qualified in its entirety by the provisions of the Plan of Dissolution, a copy of which is attached hereto as Exhibit A to this Information Statement.

Under the Plan of Dissolution, we plan to file with the Delaware Secretary of State a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL (the time of such filing, or such later time as stated therein, the “Dissolution Date”).

From and after the Dissolution Date, we plan to proceed, in a timely manner, to liquidate the Company in accordance with the procedures set forth in Section 281(b) of the DGCL. In this respect, we plan to:

●
pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company pursuant to Section 281(b)(i) of the DGCL;

●
make such provision as will be "reasonably likely to be sufficient" to compensate for any claim against the Company that is the subject of a pending action, suit or proceeding to which the Company is a party pursuant to Section 281(b)(ii) of the DGCL; and

●
make such provision as will be "reasonably likely to be sufficient" to compensate for any claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or become known to the Company within ten (10) years after the Dissolution Date pursuant to Section 281(b)(iii) of the DGCL.

Our activities will be limited to distributing our assets in accordance with the Plan of Dissolution, establishing a contingency reserve for payment of the Company's expenses and liabilities, including liabilities incurred but not paid or settled prior to authorization of the Plan of Dissolution, selling any of the Company's remaining assets, and terminating any of the Company's remaining contracts, agreements, relationships and other outstanding obligations. In addition to satisfying or settling the liabilities currently on our balance sheet and contingent claims, we anticipate using available cash for a number of items, including but not limited to, payment of:

●	Payment or the provision for payment of federal, state and local taxes;

●	Settlement of obligations on our balance sheet, including certain non-trade creditors;

●	Obtaining directors’ and officers’ insurance coverage; and

●	Legal and accounting fees and expenses related to our liquidation and dissolution and the implementation of the Plan of Dissolution.

The Board has determined that our assets, consisting of chattel (furniture and equipment) with a combined value of less than $15,000.00, as well as cash in the amount of $674,000.00, which will be used against liabilities.  Our liabilities total approximately $3,153,000 as of the date of this Information Statement.

As a result of the size of our liabilities and lack of any significant assets, no funds will be generated from the sale of the Company’s assets. THEREFORE, HOLDERS OF SHARES OF OUR COMMON STOCK HAVE NO PROSPECT OF A DISTRIBUTION OF ANY KIND AS A RESULT OF THE DISSOLUTION. If you wish to do so, you may, but are not required to, at any time following the Dissolution Date surrender all, but not less than all, of the outstanding common stock of the Company held in complete cancellation of such shares, by (i) surrendering your certificates evidencing the common stock to us or our agents for cancellation on the records of the Company, or (ii) furnishing us with evidence satisfactory to the Board of the loss, theft or destruction of your certificates evidencing the common stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. We plan to finally close our stock transfer books and discontinue recording transfers of common stock on the date on which we file our Certificate of Dissolution with the Delaware Secretary of State and thereafter all outstanding shares of stock in the Company, together with any other options, warrants, or other rights, contractual or otherwise, to acquire or receive any stock or other ownership interests in the Company will be extinguished and the certificates and any other documents representing such shares of common stock will be deemed to have been cancelled and to be of no force or effect.

Amendment of Plan of Dissolution

Under the Plan of Dissolution, if for any reason the Board determines that such action would be in our best interests, it may amend, modify or abandon the Plan of Dissolution and all actions contemplated thereunder, including our proposed dissolution, notwithstanding stockholder approval of the Plan of Dissolution, to the extent permitted by the DGCL; provided that the Board will not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder solicitations under the DGCL or federal securities laws without complying with the DGCL and federal securities laws.

Interests of Directors and Officers in the Plan of Dissolution

Members of the Board and our executive officers may have interests in the approval of our liquidation and dissolution pursuant to the Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Plan of Dissolution.

Indemnification and Insurance

In connection with the dissolution of the Company pursuant to the Plan of Dissolution, we will continue to indemnify our directors and officers to the maximum extent permitted in accordance with applicable law, our Certificate of Incorporation and Bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding-up of our business and affairs. We also intend to maintain our current directors’ and officers’ insurance policy through the Dissolution Date, and obtain runoff coverage for at least an additional six (6) years after filing the Certificate of Dissolution. We are authorized in our absolute discretion to obtain and maintain insurance as may be necessary, appropriate, or advisable to cover such indemnification obligations.

As a result of the aforementioned indemnification and insurance, our directors and executive officers generally could be more likely to vote to approve the liquidation and dissolution of the Company pursuant to the Plan of Dissolution, including the dissolution of the Company contemplated thereby, than our other stockholders.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal, tax and accounting advice and guidance from one or more law and accounting firms and tax advisors in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our Certificate of Incorporation and Bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Board, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Appraisal Rights

Under Delaware law, appraisal rights are not available in connection with a plan of dissolution. Our Certificate of Incorporation and Bylaws do not provide appraisal rights for stockholders upon the adoption of the Plan of Dissolution.

Regulatory Approvals

To the best of our knowledge, there are no state or federal regulatory requirements with which the Plan of Dissolution must comply, nor are there any such governmental consents or approvals that must be obtained in connection with the Plan of Dissolution, other than the filing with the Delaware Secretary of State a Certificate of Dissolution of the Company, the filing of a notice to FINRA and tax-related filings.

Material Federal Income Tax Consequences of the Plan of Dissolution

The following discussion does not address all of the United States federal income tax consequences that may be relevant to our stockholders, including Company stockholders who, in light of their particular circumstances, may be subject to special rules, including, without limitation, holders that are not “United States persons” (as defined in the Code), mutual funds, retirement plans, financial institutions, banks, thrift institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, brokers or dealers in securities, traders who mark to market, stockholders who hold their shares as part of a straddle, hedge or conversion transaction, personal holding companies, stockholders that hold shares through a partnership or other pass-through entity, U.S. expatriates, persons subject to the alternative minimum tax, and persons that hold our common stock as part of an integrated investment transaction for federal tax purposes. Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their stock as capital assets within the meaning of Section 1221 of the Code. In addition, the discussion does not address any aspect of federal non-income, state, local or non-U.S. taxation that may be applicable to a particular stockholder.

Immediately prior to the liquidation, we expect to have remaining liabilities of approximately $3,327,000.

Our shareholders will receive no consideration for their stock in connection with the liquidation. Assuming the loss was not claimed in an earlier tax year the shareholders should have a worthless stock loss upon cancellation of their stock. If the stock is held as a capital asset, the Treasury regulations provide that the loss may be deducted, but only as a loss from the sale or exchange of a capital asset on the last day of the taxable year. The amount of the loss will be equal to each shareholder's adjusted basis in our stock. The deduction so allowed will be subject to the limitations on capital losses. Each shareholder is encouraged to consult with his own tax advisor to determine the specific federal and state income tax consequences of the Company's liquidation.

The Company expects to realize cancellation of indebtedness income of approximately $2,653,000 upon liquidation of the Company and cancellation of the Company's remaining debt and other liabilities. However, because the Company will be insolvent at that time by the amount of the remaining liabilities, the Company should not recognize any cancellation of indebtedness income for federal income tax purposes. The Internal Revenue Code provides that cancellation of indebtedness income is excluded from gross income to the extent the taxpayer is insolvent immediately before the discharge. For this purpose, insolvency is defined as the excess of the taxpayer's liabilities over the fair market value of the taxpayer's assets. At the time of the liquidation, the Company will have no assets, and remaining liabilities totaling approximately $3,327,000 million.

Accounting Treatment

In the event we prepare any further financial statements we may need to change our basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation is required to summarize the liquidation value per outstanding share of common stock. Valuations presented in the statement are required to represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions.

The valuation of assets and liabilities may require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in any future financial statements.

In order to eliminate expenses, we intend to cease filing annual, quarterly and current reports with the SEC under the Exchange Act as soon as possible after the filing of the Certificate of Dissolution with the Delaware Secretary of State by filing the appropriate form with the SEC and by waiting the requisite time periods without objection from the SEC regarding our plans to deregister.

Relationships and Transactions with M. Lee Pearce, M.D.

Parkson Property

As noted above, Parkson, the Company’s wholly owned subsidiary, previously owned the Real Property and on September 1, 2016 received net proceeds from its sale of $931,619.82.  Parkson purchased the Real Property on September 28, 2001 from Bay Colony Associates, Ltd., an entity wholly-owned by Dr. Pearce, in exchange for a two-month note in the amount of $37,500 and a long term note and related mortgage in the amount of $712,500. The purchase price was based upon an independent third-party appraisal. The note was replaced multiple times and at the time of the sale of the Real Property was evidenced by a note dated December 2015 bearing interest at the rate of 2.50% per annum, with both principal and all accrued interest due in one lump sum on March 31, 2017. The indebtedness evidenced by the note at the time of the sale was $931,619.82 and was repaid at the time of the sale from net proceeds.

Loans, Funding of Working Capital and Other Relationships

On December 31, 2015, the Majority Stockholder Trust, as holder of and payee under a variety of debt instruments issued by the Company in prior years, other than the mortgage loan by which the Company acquired the Real Property, entered into a new arrangement with the Company and combining all of the Company’s indebtedness with it, and the related interest, into a single promissory note, in the principal amount of $3,063,424.61. The principal and all accrued interest – at the agreed rate of 2.50% per annum – of this new note are due in one lump sum on March 31, 2017. Other than the new principal amount, which includes the principal amount of the prior loans, the decrease in the rate to 2.50%, and the extension of the maturity date, in each case as noted above, the terms of prior debt were not materially changed.

During Le@P Technology Inc.’s recent history, the Company has relied entirely upon the Majority Stockholder Trust, acting in its discretion, to fund working capital and expenses (and to extend maturities on indebtedness owing to the Majority Stockholder Trust and other affiliates of Dr. Pearce). Notwithstanding this, neither Dr. Pearce, nor the Majority Stockholder Trust nor any other party has made any commitment or undertaken any obligation to provide additional funding or financing (or to extend the maturity dates on existing indebtedness), including in connection with preparing, negotiating or reaching a definitive agreement with respect to or consummating any Opportunities. The Company has had no assurance that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder or any other party) will provide funding or financing to the Company, or that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder) would agree to extend the maturity dates on any existing indebtedness, which was one of the factors considered by the Board in concluding that there were no viable sources of Company revenue from which to fund operations.

The Majority Stockholder Trust is the sole owner of the issued and outstanding shares of the Company’s Series B Preferred Stock; as of December 31, 2015, dividends of $3,538,500 were accumulated and unpaid on the Company’s Series B Preferred Stock.

The Company subleases a portion of its office space to an entity which is beneficially owned and controlled by the Majority Stockholder Trust.

Ms. Mary E. Thomas, who served as the Company’s Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer and Secretary (and a Class A Director) until her resignation prior to September 6, 2016 also serves or served as an officer for a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce. During 2015, an entity that is beneficially owned and controlled by Dr. Pearce paid the Company approximately $103,975 in professional fees for services provided by Ms. Thomas to such entity.

Mr. Timothy C. Lincoln, who serves as the Company’s Acting Principal Executive Officer, Chairman of the Board of Directors and President (and a Class B Director) served in various legal and management roles for Marquette Realty, Inc. from August 1995 to December 2008. Marquette Realty, Inc. managed a number of entities of which Dr. Pearce is the beneficial owner. In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity which holds the Class B Common Stock of the Company and of which Dr. Pearce is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity which is the owner of 700,000 shares of Class A Common Stock of the Company and of which Dr. Pearce is the sole stockholder). Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce. From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce.

Mr. Chris Minev, one of the Company’s Class A Directors, works as President and Executive Director for the Mariinsky Foundation of America, Inc. (formerly the White Nights Foundation of America). Dr. Pearce is a donor to the Mariinsky Foundation of America, Inc. and has a long-standing relationship with Mr. Minev related to the Mariinsky Foundation of America, Inc. and other philanthropic and performing arts endeavors.

From April 1991 to October 1996, Mr. Jose B. Valle, one of the Company’s Class A Directors, served first as CFO and later as CEO of Bank of North America in Miami, Florida. Until its sale in October 1996, Bank of North America was formerly controlled by Dr. Pearce.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the ownership of our common stock as of November 4, 2016, of (i) each person who is known to us to be the beneficial owner of more than 5% of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and named executive officers; and (iii) our directors and executive officers as a group.

Name (1)	Current Title	Shares Beneficially Owned		Percentage of Class Beneficially Owned	Title Of Class
M. Lee Pearce, M.D.		62,597,409	(2)	96.01%	Class A Common
		25,000	(3)	100%	Class B Common
		2,170	(4)	100%	Series B Preferred
Timothy C. Lincoln	Class B Director; Acting Principal Executive Officer, President, Chairman of the Board	1,053		*	Class A Common
Chris Minev	Class A Director	625,000	(5)	*	Class A Common
Jose B. Valle	Class A Director	1,200	(6)	*	Class A Common
Jerome Fields, M.D.	Class A Director	100,000		*	Class A Common
All Directors and Executive Officers as a Group (5 Persons)		727,253		*	Class A Common

PROPOSAL BY SECURITY HOLDERS

No security holder has requested us to include any proposal in this Information Statement.

ANNUAL REPORT

Information required by Item 14 of Schedule 14A is contained in the Company's Annual Report on the Form 10-K for the fiscal year ended December 31, 2015 and is incorporated herein by reference. Such information includes but is not limited to the description of our business, property and legal proceedings, the "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the financial statements for the fiscal years ended December 31, 2015 and 2014. The information incorporated by reference is considered to be a part of this Information Statement, and later information that we file with the SEC, including in this Information Statement, will update and supersede that information. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC is being mailed to stockholders with this Information Statement.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the public reference facilities of the Securities and Exchange Commission at 100 F Street, N.E., Washington D.C. 20549 or may be accessed at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Under SEC rules, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at 5601 N. Dixie Highway, Suite 411, Fort Lauderdale, Florida, Attn: Corporate Secretary or by telephone (954) 771-1772.

By order of the Board of Directors of Le@P Technology, Inc.

Timothy C. Lincoln
Chairman and Acting Principal Executive Officer
November , 2016

Exhibit A

PLAN OF DISSOLUTION

OF

LE@P TECHNOLOGY, INC.

The following Plan of Dissolution (this “Plan”), and the actions described in this Plan are intended to effect the dissolution and complete liquidation of Le@P  Technology, Inc., a Delaware corporation (the “Corporation”), in accordance with Section 275 and other applicable provisions of the Delaware General Corporation Law (the “DGCL”).

1. Adoption and Approval of this Plan. The board of directors of the Corporation (the “Board of Directors”), at a meeting duly noticed and convened on September 6, 2016 (the “Adoption Date”), has adopted resolutions deeming it advisable and in the best interest of the stockholders of the Corporation to dissolve and liquidate the Corporation and adopt this Plan. Promptly after the Adoption Date, the Board of Directors shall take such action as is necessary to call a meeting of the Corporation’s stockholders, or if feasible, solicit a written consent in accordance with Section 228 of the DGCL, for purposes of conducting a vote so as to determine whether this Plan is approved. Upon each of the adoption of this Plan and stockholder approval of this Plan, the Corporation shall make as necessary such public filings and serve such notices with the U.S. Securities and Exchange Commission (the “SEC”) and state securities and other regulatory authorities, the Corporation’s stock transfer agent, any and all securities exchanges upon which the Corporation’s shares of stock are listed for trading or quotation services on which such shares are quoted for trading, and such other governmental, quasi-governmental and other regulatory agencies.

2. Certificate of Dissolution. The officers of the Corporation shall obtain any certificates required from the Delaware taxing authorities or any other governmental authority and, upon obtaining such certificates and paying such taxes as may be owing, and thereafter, provided the stockholders of the Corporation have approved this Plan, file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL (the effective time of such filing, or, such later time as stated therein, is referred to herein as the “Effective Date”). The Effective Date shall be no earlier than twenty (20) days following the Corporation’s filing of a Definitive Information Statement on Schedule 14C with the SEC, advising the stockholders of the corporation that the holder of a majority of the voting power of our stockholders has approved the liquidation and dissolution of the Corporation and that the Certificate of Dissolution will be filed.

3. Cessation of Business Activities. After the Effective Date and in accordance with Section 278 of the DGCL, the Corporation shall not engage in any business activities except for the purpose of preserving the value of its assets, winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits, whether civil, criminal or administrative, by or against the Corporation, collecting its assets, discharging or making provision for discharging its liabilities, dissolving its wholly-owned corporate subsidiaries (or taking such similar applicable corporate action with regard to such subsidiaries), withdrawing from all jurisdictions in which it is qualified to do business, distributing its remaining property, if any, to its stockholders, and doing every other act necessary to wind up and liquidate its business and affairs, but not for the purpose of continuing the business for which the Corporation was organized.

4. Liquidation Process. From and after the Effective Date and subject to the provisions hereof, the Corporation shall complete the following corporate actions:

a. Sale of All or Substantially All of the Non-Cash Assets. The Corporation shall sell, exchange or otherwise dispose of all or substantially all of its non-cash property and assets, including but not limited to all real property, other tangible assets, intellectual property and other intangible assets, in one or more transactions upon such terms and conditions in the best interests of the Corporation and its stockholders, without any further vote or action by the Corporation’s stockholders. It is understood that, to the extent that the Corporation has already commenced the sale and disposition of its assets, such sales and dispositions are hereby ratified and approved. The Corporation’s non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. The Corporation shall obtain or shall have obtained an appraisal or other third-party opinion as to the value of any real property to be sold in connection with the liquidation.

Exhibit A-1

b. Payment Obligations. The Corporation shall (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Corporation, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against the Corporation which is the subject of a pending action, suit or proceeding to which the Corporation is a party and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Corporation or that have not arisen but that, based on facts known to the Corporation or a successor entity, are likely to arise or to become known to the Corporation or successor entity within ten (10) years after the Effective Date, if any. All such claims shall be paid in full (to the extent financial resources exist) and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets of the Corporation, such claims and obligations of the Corporation shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets of the Corporation legally available therefor.

c. Distributions to Stockholders. Any assets of the Corporation remaining after the payment of claims or the provision for payment of claims and obligations of the Corporation as provided in subsection (b) above shall be distributed by the Corporation to its stockholders in accordance with the priorities associated with the shares of stock so held, and among each class of common stock and series of preferred stock, ratably to the extent of assets of the Corporation legally available therefor.

5. Cancellation of Capital Stock. Upon the filing of the Certificate of Dissolution, regardless of whether or not there has been a distribution to the stockholders pursuant to Section 4.c. hereof or otherwise, each and every outstanding share of capital stock of the Corporation shall be cancelled by operation of law.

6. Abandoned Property. If any distribution to a stockholder cannot be made, then the distribution to which such person is entitled shall be transferred, at such time as the final liquidating distribution is made by the Corporation, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such person and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Corporation.

7. Stockholder Approval of Sale of Assets. Approval of the proposed dissolution and adoption of this Plan by the stockholders shall constitute the approval of the stockholders of the Corporation of the dissolution and winding-up of the Corporation and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Corporation pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

8. Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Corporation may pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Corporation in connection with the collection, sale, exchange or other disposition of the Corporation’s property and assets and the implementation of this Plan.

9. Employees and Independent Contractors. In connection with effecting the dissolution of the Corporation and for the purpose of implementing and assuring completion of this Plan, the Corporation may hire or retain such employees, consultants, independent contractors, agents and advisors as the Board of Directors deems necessary or desirable to supervise or facilitate the dissolution and winding-up.

10. Indemnification. The Corporation shall continue to indemnify its officers, directors, employees, and agents in accordance with its certificate of incorporation, bylaws and contractual arrangements as therein or elsewhere provided, the Corporation’s directors’ and officers’ liability insurance policy and applicable law. Such indemnification shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Corporation. The Board of Directors is authorized to obtain and maintain insurance as may be necessary or advisable to cover the Corporation’s indemnification obligations.

Exhibit A-2

11. Power of Board of Directors and Officers. Upon approval of this Plan by the Corporation’s stockholders, the Board of Directors is hereby authorized, without further action by the Corporation’s stockholders, to do and perform, or cause, and hereby authorizes, the officers of the Corporation to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors or such officers, to implement this Plan and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

Adopted by the Board of Directors at a Special Meeting held on September 6, 2016.

Exhibit A-3

Exhibit B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-Q

(Mark One)
☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2016
or
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from __________to__________

Commission file number 0-5667

Le@P Technology, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	65-0769296
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5601 N. Dixie Hwy., Suite 411, Ft. Lauderdale, FL	33334
(Address of Principal Executive Offices)	(Zip Code)

(954) 771-1772
(Registrant’s Telephone Number, Including Area Code)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes   ☐ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant has been required to submit and post such files). ☑ Yes   ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

☐ Yes   ☑ No

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date.

Class A Common Stock, par value $0.01 per share: 65,195,909 shares outstanding as of August 15, 2016

Class B Common Stock, par value $0.01 per share: 25,000 shares outstanding as of  August 15, 2016

Exhibit B-1

LE@P TECHNOLOGY, INC. AND SUBSIDIARIES

Exhibit B-2

PART I.	FINANCIAL INFORMATION

Item 1.	Condensed Consolidated Financial Statements

Le@P Technology, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

	(Unaudited) June 30, 2016	December 31, 2015
Assets

Current assets:
Cash and cash equivalents	$393,867	$548,514
Prepaid expenses	26,630	14,887
Total current assets	420,497	563,401

Property held for sale	400,000	400,000

Other assets	170	170

Total assets	$820,667	$963,571

See notes to condensed consolidated financial statements.

Exhibit B-3

Le@P Technology, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(continued)

	(Unaudited) June 30, 2016	December 31, 2015

Liabilities and Stockholders’ Deficiency
Current liabilities:
Accounts payable and accrued expenses	$12,802	$29,139
Accrued professional fees	3,089	7,401
Accrued compensation and related liabilities	23,944	15,510
Short-term notes payable to related party	3,979,607	-
Short-term accrued interest payable to related party	49,881	-
Total current liabilities	4,069,323	52,050

Long-term notes payable to related party	-	3,979,607

Long-term accrued interest payable to related party	-	273

Total liabilities	4,069,323	4,031,930

Commitments and contingencies

Stockholders’ deficiency:
Preferred stock, $0.001 par value per share. 25,000,000 shares authorized, and 2,170 shares issued and outstanding at June 30, 2016 and December 31, 2015.	2,170,000	2,170,000
Class A Common Stock, $0.01 par value per share. 149,975,000 shares authorized, and 65,280,759 shares issued and outstanding at June 30, 2016 and December 31, 2015.	652,808	652,808
Class B Common Stock, $0.01 par value per share. 25,000 shares authorized, issued and outstanding at June 30, 2016 and December 31, 2015.	250	250
Additional paid-in capital	35,981,387	35,981,387
Accumulated deficit	(42,003,641)	(41,823,344)
Treasury stock, at cost. 84,850 Class A shares at June 30, 2016 and December 31, 2015.	(49,460)	(49,460)
Total stockholders’ deficiency	(3,248,656)	(3,068,359)
Total liabilities and stockholders’ deficiency	$820,667	$963,571

See notes to condensed consolidated financial statements.

Exhibit B-4

Le@P Technology, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015

Revenue		$-		$-		$-		$-

Expenses:
Salaries and benefits		20,802		12,181		27,495		17,672
Professional fees		14,172		28,381		41,086		82,479
General and administrative		31,554		37,267		62,107		72,820
Total expenses		66,528		77,829		130,688		172,971

Loss from operations		(66,528)		(77,829)		(130,688)		(172,971)

Other income (expense):
Rental income		-		-		-		-
Interest expense		(24,804)		(34,912)		(49,609)		(69,441)
Total other income (expense)		(24,804)		(34,912)		(49,609)		(69,441)

Loss before income taxes		(91,332)		(112,741)		(180,297)		(242,412)

Provision for income taxes		-		-		-		-

Net loss		(91,332)		(112,741)		(180,297)		(242,412)

Loss from discontinued operations		(2,402)		(2,447)		(4,805)		(4,895)

Net loss		(93,734)		(115,188)		(185,102)		(247,307)

Dividends undeclared on cumulative preferred stock		54,250		54,250		108,500		108,500

Net loss attributable to common stockholders		$(147,984)		$(169,438)		$(293,602)		$(355,807)

Basic and diluted net loss per share:
Net loss per common share	$	(0.00)	$	(0.00)	$	(0.00)	$	(0.00)
Net loss attributable to common stockholders	$	(0.00)	$	(0.00)	$	(0.01)	$	(0.01)

Basic and diluted weighted average shares outstanding		65,305,759		65,305,759		65,305,759		65,305,759

See notes to condensed consolidated financial statements

Exhibit B-5

Le@P Technology, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six months Ended June 30,
	2016	2015
Cash flows from operating activities:
Net loss	$(180,297)	$(242,412)
Changes in operating assets and liabilities:
Prepaid expenses	(11,743)	(7,516)
Accounts payable and accrued expenses	(16,337)	(4,733)
Accrued professional fees	(4,312)	(18,939)
Accrued compensation and related liabilities	8,433	1,322
Accrued interest payable to related party	49,609	69,441
Net cash used in operating activities	(154,647)	(202,837)

Net decrease in cash	(154,647)	(202,837)
Cash and cash equivalents at beginning of period	548,514	789,195
Cash and cash equivalents at end of period	$393,867	$586,358

Supplemental disclosure of cash flow information
Interest paid	$-	$-
Income taxes paid	$-	$-

See notes to condensed consolidated financial statements.

Exhibit B-6

Le@P Technology, Inc. and Subsidiaries

Notes to Condensed Consolidated Financial Statements

June 30, 2016

(Unaudited)

1.	The Company

Le@P Technology, Inc. (the “Company”) currently has no business operations, no revenues or revenue-producing activities.  As further discussed below, the Company has limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.

As previously reported in the Company’s Current Report on Form 8-K and 8-K/A dated December 31, 2015 (the “December 2015 8-K”), in December 2015 the Company received a $100,000 loan (the “December 2015 Loan”), on the terms disclosed (including a 2.50% interest rate and maturity date for principal and all accrued interest of March 31, 2017), from the M. Lee Pearce Living Trust (the “Majority Stockholder Trust”), of which the Company’s indirect and beneficial majority stockholder, M. Lee Pearce, M.D. (“Dr. Pearce”), is the 100% beneficial owner (Dr. Pearce, together with entities owned or controlled by him that own capital stock of the Company, are collectively referred to as the “Majority Stockholder”).  The Majority Stockholder’s beneficial ownership of the Company’s issued and outstanding capital stock is reported under Item 12 (in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”) below.  The Company has received no additional loans, advances or funding, from the Majority Stockholder Trust or any other party, since December 2015.  Based on the Company’s year-to-date and anticipated operating expenses and management’s internally prepared cash budget for the 9-month period ending March 31, 2017 (the “9-month Cash Budget”), management believes that the Company’s current cash and cash equivalents will be sufficient to fund the Company’s working capital requirements at least through March 31, 2017. The Company’s 9-Month Cash Budget includes allocations for the funding of up to $15,000 for the investigation and initial pursuit of possible acquisition, joint venture and investment opportunities as discussed further below (including due diligence, investigation and initial/preliminary legal expenses, but not purchase price or legal or accounting expenses associated with negotiating, reaching a definitive agreement regarding or consummating any such transaction).

During 2016, the Company’s Board of Directors (the “Board” or “Board of Directors”) plans to continue to consider and (as applicable and as it deems appropriate) pursue, subject to budget and cash constraints, potential acquisition and possibly joint venture and investment opportunities (particularly those in the health care technology, products and services and life sciences arenas) (“Opportunities”) that may come to the attention of Board members or management.  This may include Opportunities introduced by Dr. Pearce or his network of contacts.  The Board from time to time also evaluates other alternatives with respect to the Company and its future.  The Board held a number of planning discussions regarding the Company’s pursuit of Opportunities during 2015 with both management and, through a Board representative, with Dr. Pearce, and this process remains the subject of Board discussion and review.  As of June 30, 2016, the Company was not evaluating or pursuing any specific Opportunities. As noted above, the Company’s 9-month Cash Budget includes an allocation of up to $15,000 for limited funding of the investigation and initial pursuit of possible Opportunities. The ability of the Company to identify, reach (preliminary or definitive) agreement on and/or ultimately consummate any such Opportunity is dependent upon, among other things, the Company’s ability to obtain additional funding and financing for, and to source, negotiate and execute on, such Opportunities (and to fund and provide for post-transaction personnel, support, working capital and other needs as applicable).

The only material asset of the Company (other than cash and cash equivalents and prepaid expenses) is the Real Property, which is owned by Le@P Technology, Inc.’s wholly-owned subsidiary, Parkson.  The Real Property is zoned light industrial, consists of approximately one and one-third acres and is currently undeveloped and unleased.  In order to lease the Real Property, certain regulatory compliance and possibly development matters would need to be addressed (and the expenses associated therewith paid).  The Real Property is encumbered by a note (as discussed and defined further in Item 2 below, the “December 2015 Parkson Replacement Note”) and related mortgage in the aggregate principal amount as of December 31, 2015 of $916,183.  The December 2015 Parkson Replacement Note bears interest at the rate of 2.50% per annum and matures (both principal and all accrued interest) on March 31, 2017.   The Company realized $1,400 in rental income associated with the Real Property in 2015, and had operating, financing and insurance costs associated with the Real Property that exceeded the income realized.

As reported on the Company’s Current Report on Form 8-K dated April 15, 2016 (the “April 2016 8-K), subsequent to March 31, 2016 the Company entered into a material definitive agreement on April 15, 2016 to sell Real Property owned by the Company’s wholly-owned subsidiary Parkson Property, L.L.C.  The contract provides for (i) a gross sale price of $1.4 million (all cash, with no financing contingency), (ii) an escrow deposit from Buyer of $100,000, (iii) a 90-day “free look” period (the “Inspection Period”) during which Buyer could conduct a Phase I environmental assessment and other tests, surveys, investigations and inspections, (iv) conveyance of the property by special warranty deed at a closing to occur within fifteen (15) days of the end of the Inspection Period, (v) closing costs to be paid by the parties, and (vi) other matters included in Florida Association of Realtors form contracts addressing the sale and purchase of vacant land.  In addition, commissions of 3% are to be paid to the Buyer’s agent and 3% to the Company’s agent.  The Company’s agent is Marquette Realty Advisors, Inc.  The Company’s Class B Director, Chairman and President (Timothy C. Lincoln) is the principal and beneficial owner of Marquette Realty Advisors, Inc.

Exhibit B-7

The Company’s total indebtedness outstanding as of June 30, 2016 was $3,979,607 (excluding accrued interest in the amount of $49,881).  The Company’s indebtedness substantially exceeds the book value of its assets.  As noted above, in December 2015, (i) the Company received the $100,000 December 2015 Loan from Majority Stockholder Trust, and (ii) through the December 2015 Parkson Replacement Note, the lender thereunder (an entity wholly-owned by Dr. Pearce), among other things, extended the maturity date (principal and all accrued interest) under that note from March 31, 2016 to March 31, 2017.  In addition, as previously reported in the Company’s December 2015 8-K and 8-K/A, in December 2015, the Majority Stockholder Trust, among other things, agreed to extend the maturity date (principal and all accrued interest) on its other outstanding “working capital” loans to the Company (totaling $2,963,424 in principal amount as of December 31, 2015, excluding the $100,000 December 2015 Loan amount), such that the principal and all accrued interest (at the rate of 2.50% per annum) are due in one lump sum on March 31, 2017.  As noted above, the Company’s management believes, based on the Company’s recent and expected operating expenses and the 9-month Cash Budget, that the Company’s cash resources will be sufficient to fund the Company’s working capital requirements at least through March 31, 2017.

Operating Losses and Cash Flow Deficiencies

As noted above and in previous reports filed by the Company with the Securities Exchange Commission (the “SEC”), the Company currently has no business operations, no revenues or revenue-producing activities, and has limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.  Throughout its recent history, the Company has relied entirely upon the Majority Stockholder Trust (and other affiliates of Dr. Pearce) to fund working capital and expenses (and to extend maturities on indebtedness owing to the Majority Stockholder Trust and other affiliates of Dr. Pearce), acting in its (and their) discretion.  The Company has received no loans, advances or funding, from the Majority Stockholder Trust or any other party, since December 2015.  Neither the Majority Stockholder Trust nor any other party has made any commitment or undertaken any obligation to provide additional funding or financing to the Company (or to extend the maturity dates on existing indebtedness), including in connection with working capital needs, preparing, negotiating, reaching a definitive agreement with respect to or consummating any Opportunities or furthering the commercial development or improvement of the Real Property.  There can be no assurance that the Majority Stockholder Trust (or any other affiliate of Dr. Pearce or any other party) will provide funding or financing to the Company, or that the Majority Stockholder Trust (or any other affiliate of Dr. Pearce) will agree to extend the maturity dates on any existing indebtedness.  In addition, if the Majority Stockholder Trust (or any affiliate of Dr. Pearce), in its discretion, were to provide or facilitate any such additional funding or financing, there can be no assurance that the Majority Stockholder Trust (or such affiliate) would continue to do so (or extend maturity dates on existing indebtedness) in the future, or regarding the amount, terms, restrictions or conditions of any such funding or financing.  The Company’s sourcing of additional funding or financing to enable it to fund its working capital requirements beyond March 31, 2017 may require significant effort, costs and expenditures, and if the Company succeeds in obtaining such funding or financing, the terms and conditions could be onerous and result in substantial dilution of existing capital stock positions as well as increased interest expense.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial reporting.  Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete consolidated financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of financial information have been included.  Operating results for the six months ended June 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016.

The condensed consolidated balance sheet at December 31, 2015 has been derived from the audited consolidated financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete consolidated financial statements.

Exhibit B-8

For further information, refer to the consolidated financial statements and footnotes thereto included in the Le@P Technology, Inc. Annual Report on Form 10-K for the year ended December 31, 2015.

Consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Recent Accounting Pronouncements

Refer to the consolidated financial statements and footnotes thereto included in the Le@P Technology, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 for recent accounting pronouncements.  Other pronouncements have been issued but the Company does not believe that their adoption will have a significant impact on the financial position or results of operations.

3.	Notes Payable to Related Parties

As noted above, Le@P Technology, Inc.’s wholly-owned subsidiary, Parkson, owns the Real Property.  Parkson purchased the Real Property on September 28, 2001 from Bay Colony Associates, Ltd. (“Bay Colony”), an entity wholly-owned by Dr. Pearce, in exchange for a two-month note in the amount of $37,500, and a five-year note (the “Long Term Note”) and related mortgage in the amount of $712,500.  The purchase price was based on an independent third-party appraisal.  As previously reported in the Company’s December 2015 8-K and 8-K/A, the Long Term Note was replaced a number of times and is currently evidenced by the December 2015 Parkson Replacement Note (as defined above) in the principal amount of $916,183.  The December 2015 Parkson Replacement Note bears interest at the rate of 2.50% per annum, with both principal and all accrued interest due in one lump sum on March 31, 2017.

As previously reported in the Company’s December 2015 8-K and 8-K/A, and as discussed above, the Majority Stockholder Trust, of which Dr. Pearce is the 100% beneficial owner, provided the Company with the $100,000 December 2015 Loan in December 2015.  The Company has received no additional loans, advances or funding, from the Majority Stockholder Trust or any other party, since December of 2015.

In addition to the December 2015 Loan, the Majority Stockholder Trust previously made other working capital loans to the Company, which were, prior to their combination and extension (as described below), evidenced by a combined promissory note made by the Company in favor of the Majority Stockholder Trust and dated December 27, 2014 (in the original principal amount of $2,852,359) (the “2014 Working Capital Note”).  The maturity date of the 2014 Working Capital Note was, prior to its agreed extension (as described below), March 31, 2016.

As previously reported initially in the Company’s December 2015 8-K and 8-K/A, and as discussed above, on December 31, 2015, the Majority Stockholder Trust, as holder of and payee under the 2014 Working Capital Note, agreed: (i) to extend the maturity date of the total outstanding indebtedness under the 2014 Working Capital Note from March 31, 2016 to March 31, 2017 (the “Extended Maturity Date”), and (ii) to combine the total outstanding indebtedness evidenced by and under the December 2015 Loan (as described above) and the 2014 Working Capital Note (including its outstanding principal amount and accrued interest through December 30, 2015) into a single promissory note, thereby replacing the 2014 Working Capital Note with a 2015 Combined Promissory Note (Working Capital) dated December 31, 2015 in the principal amount of $3,063,424 (the “2015 Combined Promissory Note”).  The principal and all accrued interest – at the agreed rate of 2.50% per annum – under the 2015 Combined Promissory Note are due in one lump sum on the Extended Maturity Date of March 31, 2017.  Other than the new (combined) principal amount, which includes the principal amount of the December 2016 Loan, the reduction of the rate to 2.50% per annum from 3.75% per annum, and the extension of the maturity date, in each case as noted above, the terms of the 2014 Working Capital Note were not changed and this note (and the obligations thereunder) is now incorporated in and replaced and evidenced by the 2015 Combined Promissory Note.

Exhibit B-9

Throughout its recent history, the Company has relied entirely upon the Majority Stockholder Trust (and other affiliates of Dr. Pearce) to fund working capital and expenses (and to extend maturities on indebtedness owing to the Majority Stockholder Trust and other affiliates of Dr. Pearce), acting in its (and their) discretion.  The Company has received no loans, advances or funding, from the Majority Stockholder Trust or any other party, since December 2015.  Neither the Majority Stockholder Trust nor any other party has made any commitment or undertaken any obligation to provide additional funding or financing to the Company (or to extend the maturity dates on existing indebtedness).  There can be no assurance that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder or any other party) will provide funding or financing to the Company, or that the Majority Stockholder Trust (or any other affiliate of the Majority Stockholder) will agree to extend the maturity dates on any existing indebtedness.  In addition, if the Majority Stockholder Trust (or any affiliate of the Majority Stockholder), in its discretion, were to provide or facilitate any such funding or financing, there can be no assurance that the Majority Stockholder Trust would continue to do so (or extend maturity dates on existing indebtedness) in the future, or regarding the amount, terms, restrictions or conditions of any such funding or financing.

All of the Company’s existing outstanding indebtedness is scheduled to mature on March 31, 2017.  The total amount of such indebtedness (principal and interest), all due to related parties, as of June 30, 2016 was $4,029,489.

4.	Financial Instruments and Fair Values

The fair value of a financial instrument represents the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.  Fair value estimates are made at a specific point in time, based upon relevant market information about the financial instrument.

The carrying amount of cash and cash equivalents approximates fair value due to the short-term maturities of these instruments.

The fair values of all other financial instruments, including debt, approximate their book values as the instruments are short-term in nature or contain market rates of interest.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Forward-Looking Statements

Certain statements in Management’s Discussion and Analysis (“MD&A”), other than purely historical information, including estimates, projections, forecasts, statements relating to the plans, objectives and expected or anticipated business, operations, development, pursuits, liquidity, capital resources, financial condition or operating results of the Company, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”).  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “seek”, “estimate,” “budget,” “intend,” “strategy,” “plan,” “objective,” “goal,” “propose,” “pursuit,” “may,” “should,” “will,” “would,” “will be,” “can”, “could,” “will continue,” “will likely result,” and similar words, statements and expressions.  Forward-looking statements are based on current beliefs, expectations and assumptions that are subject to risks and uncertainties that can be difficult to predict or ascertain and which may cause the actual results to differ materially from the forward-looking statements.  In light of the significant uncertainties inherent in the forward-looking statements included herein particularly in view of the current state of the Company, the inclusion of such information should not be regarded as a statement by the Company or any other person that these forward-looking statements (or the Company’s goals, objectives, plans, pursuits, intentions, or other forward-looking information derived therefrom) will be achieved.  Factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements herein include, without limitation, the items listed below:

Exhibit B-10

The ability to raise capital or obtain additional funding or financing;

The ability to extend maturities on existing outstanding indebtedness;

The ability to execute the Company’s strategy (including in respect of possible Opportunities) in a very competitive environment;

The degree of financial leverage and related borrowing and interest expense obligations;

The ability to control future operating and other expenses;

Risks associated with the capital markets and investment climate;

Risks associated with acquisitions and other Opportunities (including those with identifying, sourcing, obtaining funding and financing for, and negotiating, documenting and executing on, Opportunities, as well as funding and providing for post-transaction personnel, support, working capital and other needs);

Regulatory considerations and related requirements under the Securities Exchange Act of 1934 and the Investment Company Act of 1940;

Contingent liabilities; and

Other risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission.

The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Business Strategy

As noted above and in previous reports filed by the Company with the SEC, the Company currently has no business operations, no revenues or revenue-producing activities, and has limited cash, and ongoing expenses as well as substantial indebtedness and liabilities.

During the remainder of 2016, the Company’s Board of Directors plans to continue to consider, subject to budget and cash constraints, potential acquisition and possibly joint venture and investment Opportunities that may come to the attention of Board members or management.  This may include Opportunities introduced by Dr. Pearce or his network of contacts.  The Board from time to time may also evaluate other alternatives with respect to the Company and its future.  The Board held a number of discussions regarding the Company’s consideration of possible Opportunities during 2015 and the first calendar quarters of 2016 with both management and, through a Board member, with Dr. Pearce, but, as of June 30, 2016, the Company had not identified, and was not conducting due diligence with respect to or pursuing, any specific Opportunities. As noted above, the Company’s 9-month Cash Budget includes an allocation of up to $15,000 for limited funding of the investigation and initial pursuit of possible Opportunities.  The ability of the Company to identify, reach (preliminary or definitive) agreement on and/or ultimately consummate any such Opportunity is dependent upon, among other things, its ability to obtain additional funding and financing for, and to source, negotiate and execute on, such Opportunities (and to fund and provide for post-transaction personnel, support, working capital and other needs as applicable).

Competition

In considering, approaching and possibly pursuing Opportunities, the Company faces a highly competitive, rapidly evolving and difficult environment.  Potential competitors for Opportunities include a wide variety of venture capital, private equity, investment and other funds, as well as individual, private and public investors, joint venture partners and acquirers, and other organizations (including strategically positioned operating companies pursuing the same or similar acquisition, investment and/or joint venture opportunities), most of which enjoy capital, access to capital and significantly greater financial, management, operational and technical resources than the Company.

Exhibit B-11

Liquidity and Capital Resources

The Company’s cash and cash equivalents as of June 30, 2016 aggregated $393,867 which management believes, based on the Company’s recent and expected operating expenses and internally prepared 9-month Cash Budget, will be sufficient to fund the Company’s working capital requirements through March 31, 2017, but will not be sufficient to repay the $4,029,489 principal amount and accrued interest thereon as of June 30, 2016 due on March 31, 2017 in connection with the December 2015 Parkson Replacement Note and the 2014 Combined Promissory Note.  As previously reported in the Company’s December 2015 8--K and 8-K/A and as discussed above under Note 3 (”Notes Payable to Related Parties”) to the Notes to Condensed Consolidated Financial Statements, in December 2015 the Company received the December 2015 Loan in the principal amount of $100,000, on the terms disclosed (including a 2.50% interest rate and maturity date for principal and all accrued interest of March 31, 2017) from the Majority Stockholder Trust.  In the event (a) the Company does not generate revenue or income sufficient to fund its operations, activities and expenses, or (b) third-party funding or financing does not become available to the Company on terms acceptable to the Company prior to the Company exhausting its existing cash and cash equivalents, the Company will not be able (1) to pay-off its existing indebtedness when it matures (on March 31, 2017), or (2) to fund its working capital, operations or related expenses and would be entirely dependent upon the continued funding, loans and working capital advances from the Majority Stockholder Trust (which are provided in the Majority Stockholder Trust’s sole discretion).  The Company has received no loans, advances or funding, from the Majority Stockholder Trust or any other party, since December 2015.  Neither the Majority Stockholder Trust nor any other party has made any commitment or undertaken any obligation to provide additional funding or financing to the Company (or to extend the maturity dates on existing indebtedness), including in connection with working capital needs, preparing, negotiating, reaching a definitive agreement with respect to or consummating any Opportunities.  There can be no assurance that the Majority Stockholder Trust (or any other affiliate of Dr. Pearce or any other party) will provide funding or financing to the Company, or that the Majority Stockholder Trust (or any other affiliate of Dr. Pearce) will agree to extend the maturity dates on any existing indebtedness.  In addition, if the Majority Stockholder Trust (or any affiliate of Dr. Pearce), in its discretion, were to provide or facilitate any such additional funding or financing, there can be no assurance that the Majority Stockholder Trust would continue to do so (or extend maturity dates on existing indebtedness) in the future, or regarding the amount, terms, restrictions or conditions of any such funding or financing.  The Company’s sourcing of additional funding or financing may require significant effort, costs and expenditures, and if the Company succeeds in obtaining such financing, the financing terms could be onerous and result in substantial dilution of existing capital stock positions as well as increased interest expense.

The Majority Stockholder Trust is the sole owner of the outstanding shares of the Company’s Series B Preferred Stock.  Dividends on the Series B Preferred Stock are cumulative and accrue at a rate of 10% per annum on the preferred stock’s stated liquidation value of $1,000 per share and must be paid before any dividends may be paid on any other class or series of common or preferred stock; in addition, no other class or series of common or preferred stock may be redeemed or repurchased nor may the Series B Preferred Stock be altered or modified without the approval of the holder(s) of the Series B Preferred Stock.  As of June 30, 2016, dividends of $3,647,000 were accumulated and unpaid on the Company’s Series B Preferred Stock.  The accumulated amount, in addition to any additional amounts that may accrue, will be charged to retained earnings, if any, or additional paid-in capital, if and/or when declared by the Company’s Board of Directors.

As noted above under Note 1 of the Notes to Condensed Consolidated Financial Statements, the Company has no operating revenues and, even though the Company plans to continue to consider, subject to budget and cash constraints, potential Opportunities, there can be no assurance that this strategy will be successful or that it will generate any operating revenues or income in the future.

Financial Condition at June 30, 2016 Compared to December 31, 2015

The Company’s total assets decreased from approximately $964,000 at the end of 2015 to approximately $821,000 at June 30, 2016, primarily reflecting the decrease of cash and cash equivalents used for payments of operating expenses, offset by an increase of prepaid expenses.

The Company’s total liabilities increased from approximately $4,032,000 at the end of 2015 to approximately $4,069,000 at June 30, 2016, primarily due to an increase in accrued interest payable to a related party of approximately $50,000 offset by a decrease in accounts payable and other accrued expenses of approximately $16,000.

 The Company’s working capital decreased from approximately $511,000 at the end of 2015 to a deficit of approximately $3,649,000 at June 30, 2016, primarily reflecting a reclassification of the $3,979,607 principal amount due in connection with the December 2015 Parkson Replacement Note and the 2015 Combined Promissory Note and related accrued interest payable of $49,881 (previously classified as long-term notes payable and long-term accrued interest as of December 31, 2015), each of which is scheduled to mature on March, 31 2017, as a short-term liability (notes payable and accrued interest) and the decrease of approximately $155,000 in cash and cash equivalents used for payments of operating expenses, offset by an increase in prepaid expenses of approximately $12,000, and a decrease in accounts payable and other accrued expenses of approximately $16,000.

Exhibit B-12

Comparison of Results of Operations for the Three Months Ended June 30, 2016 to the Three Months Ended June 30, 2015

The Company’s net loss before income taxes decreased from approximately $113,000 for the three months ended June 30, 2015 to approximately $91,000 for the three months ended June 30, 2016.  The variance primarily reflects a decrease in professional fees of approximately $14,000, a decrease in general and administrative expenses of approximately $6,000 and a decrease in interest expense of approximately $10,000 offset by an increase in salaries of benefits of approximately $9,000.

Comparison of Results of Operations for the Six Months Ended June 30, 2016 to the Six Months Ended June 30, 2015

The Company’s net loss before income taxes decreased from approximately $242,000 for the six months ended June 30, 2015 to approximately $180,000 for the six months ended June 30, 2016.  The variance primarily reflects a decrease in professional fees of approximately $41,000, a decrease in general and administrative expenses of approximately $11,000 and a decrease in interest expense of approximately $20,000 offset by an increase in salaries and benefits of approximately $10,000.

Off-Balance Sheet Arrangements

As of June 30, 2016, the Company did not have any off-balance sheet arrangements that have or are reasonably likely to have a material effect on the current or future financial condition, revenues, expenses, results of operations, liquidity, capital expenditures, or capital resources.

Note that this MD&A discussion contains certain forward-looking statements that involve risks and uncertainties.  Please see the section entitled “Forward-Looking Statements” on page 13-14 for important information to consider when evaluating such statements and related notes included under Item 1 hereof.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk

Not required.

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

The Company maintains a system of disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act).   As required by Rule 13a-15(b) under the Exchange Act, management of the Company, under the direction of the Company’s Acting Principal Executive Officer and Acting Principal Financial Officer, reviewed and performed an evaluation of the effectiveness of design and operation of the Company’s disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of June 30, 2016, the end of the period covered by this quarterly report.  Based on that review and evaluation, the Acting Principal Executive Officer and Acting Principal Financial Officer, along with the management of the Company, have determined that as of June 30, 2016, the disclosure controls and procedures are effective.

Changes in Internal Controls Over Financial Reporting During Last Fiscal Quarter

Our Acting Principal Executive Officer and Acting Principal Financial Officer have identified no change in the Company’s “internal control over financial reporting” (as defined in Exchange Act Rule 13a-15(f)) that occurred during the period covered by this quarterly report on Form 10-Q (this “Report”) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

PART II

OTHER INFORMATION

Item 1.	Legal Proceedings

As of June 30, 2016, the Company was not involved in any material claims, lawsuits or legal proceedings.

Exhibit B-13

Item 1A.	Risk Factors

As a “smaller reporting company,” as defined by the Securities and Exchange Commission regulations promulgated under the Exchange Act, the Company is not required to provide the information required by this item.  Notwithstanding this, this Report contains certain forward-looking statements that involve risks and uncertainties, and the Company’s business, operations and future are subject to certain risks and uncertainties, some of which are noted elsewhere in this Report.  Please see the section entitled “Forward-Looking Statements” on pages 13 and 14 for important information to consider when evaluating such statements (and related notes) included in, and when considering risks and uncertainties, in connection with this Report and the future of the Company, its business and value.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

The Company did not have any unregistered sales of equity securities during the fiscal quarter ending June 30, 2016.

Item 3.	Defaults Upon Senior Securities

As of June 30, 2016, the Company did not experience any defaults with respect to any outstanding indebtedness of the Company.  As of August 15, 2016, dividends of $3,647,0000 were accumulated and unpaid on the Series B Preferred Stock.

Item 4.	Mine Safety Disclosures

Not applicable.

Item 5.	Other Information

None.

Item 6.	Exhibits

3.1.1
Certificate of Incorporation of Le@P Technology, Inc., filed March 20, 1997 with the Delaware Secretary of State (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement for the Annual Meeting of Stockholders, as filed with the Securities Exchange Commission (the “SEC”) April 11, 1997).

3.1.2
Certificate of Ownership and Merger of Seal Holdings Corporation filed with the Delaware Secretary of State on June 13, 1997 (incorporated by reference to Exhibit 3.1.2 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the SEC on March 27, 2006).

3.1.3
Certificate of Preferred Stock Designation of Le@P Technology, Inc. filed with the Delaware Secretary of State on March 23, 1999 (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, as filed with the SEC on April 19, 1999).

3.1.4
Certificate of Amendment to Certificate of Incorporation of Le@P Technology, Inc. filed June 21, 1999 with the Delaware Secretary of State (incorporated by reference to Exhibit 3.1.3 to the Company’s Annual Report on Form 10-KSB for the year ended December 31, 1999, as filed with the SEC on March 30, 2000).

3.1.5
Certificate of Designation, Preferences, Rights and Limitations of 10% Cumulative Non-Voting Series B Preferred Stock of Le@P Technology, Inc. filed with the Delaware Secretary of State on November 15, 1999 (incorporated by reference to Exhibit 4 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999, as filed with the SEC on November 15, 1999).

3.1.6
Certificate of Amendment to Certificate of Incorporation of Le@P Technology, Inc. filed July 5, 2000 with the Delaware Secretary of State (incorporated by reference to Exhibit 3 to the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000, as filed with the SEC on August 14, 2000).

3.2	Amended Bylaws of Le@P Technology, Inc.(incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, as filed with the SEC on May 24, 2013).

10.1	Funding Arrangement by M. Lee Pearce, M.D. (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K dated October 15, 1999).

Exhibit B-14

10.2
Subscription Agreement dated March 30, 2000 with M. Lee Pearce, M.D. (incorporated by reference to Exhibit 10.2 in the Company’s Annual Report on From 10-KSB for the fiscal year ended December 31, 2000 dated March 30, 2001).

10.3	1999 Long Term Incentive Plan (incorporated by reference to Exhibit B to the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders dated June 4, 1999).

10.4	1998 Incentive Option Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders dated June 8, 1998).

10.5	1997 Incentive Option Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders dated April 11, 1997).

10.6	Amended 1996 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.3 to the Company’s Form 10-Q for the quarter ended March 31, 1997 dated May 15, 1997).

10.7
Stock Exchange and Merger Agreement dated as of January 7, 2005 among Healthology, Inc., iVillage, Inc., Virtue Acquisition Corporation and certain stockholders of Healthology, Inc., including the Company (incorporated by reference to Exhibit 10.34 in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 dated March 30, 2005).

10.8
Stock Purchase Agreement dated as of January 7, 2005 between the Company and Steven Haimowitz (incorporated by reference to Exhibit 10.35 in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 dated March 30, 2005).

10.9
Exchange and Termination Agreement dated March 17, 2006, effective as of March 15, 2006, between Le@P Technology, Inc. and the M. Lee Pearce 2005 Irrevocable Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated March 21, 2006).

10.10
Fairness Opinion dated March 15, 2006 issued by Stenton Leigh Valuation Group, Inc. on March 16, 2006 (incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K dated March 21, 2006).

10.11
Employment Agreement, dated as of November 1, 2006 by and between Le@P Technology, Inc. and Dr. Donald J. Ciappenelli (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated November 3, 2006)

10.12
Employment Agreement, dated as of March 5, 2007 by and between Le@P Technology, Inc. and Dr. Howard Benjamin. (incorporated by reference to Exhibit 10.33 in the Company’s Annual Report on Form 10-KSB dated March 30, 2007)

10.13
Renewal Promissory Note dated as of October 24, 2007 in the principal amount of $562,500 executed by Parkson, LLC in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated October 25, 2007).

10.14
Promissory Note dated March 3, 2010 in the principal amount of $130,000 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.38 in the Company’s Current Report on Form 10-Q as filed on May 12, 2010).

10.15
Renewal Note dated January 31, 2011 in the principal amount of $99,319.39 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K dated February 1, 2011).

10.16
Renewal Note dated January 31, 2011 in the principal amount of $562,500 in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated February 1, 2011).

Exhibit B-15

10.17
Promissory Note dated September 1, 2010 in the principal amount of $60,000 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.17 in the Company’s Current Report on Form 10-K dated March 30, 2011).

10.18
Promissory Note dated September 28, 2011 in the principal amount of $110,000 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.38 in the Company’s Current Report on Form 10-Q as filed on November 10, 2011).

10.19
Renewal Promissory Note (Working Capital) dated February 7, 2012 in the principal amount of $777,062.04 in favor of  M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated February 7, 2012).

10.20
Renewal Promissory Note (Parkson) dated February 7, 2012 in the principal amount of $794,650.68 in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K dated February 7, 2012).

10.21
Promissory Note dated January 18, 2012 in the principal amount of $130,000 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.21 in the Company’s Annual Report on Form 10-K as filed on March 30, 2012).

10.22
Promissory Note dated April 9, 2012 in the principal amount of $500,000 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated April 9, 2012).

10.23
Renewal Promissory Note (Working Capital) dated December 27, 2012 in the principal amount of $2,516,467.36 in favor of  M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated December 27, 2012).

10.24
Renewal Promissory Note (Parkson Property) dated December 27, 2012 in the principal amount of $821,184.39 in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K dated December 27, 2012).

10.25
2014 Combined Promissory Note (Working Capital) dated December 17, 2014 in the principal amount of $2,852,358.46 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K dated December 17, 2014).

10.26
2014 Renewal Promissory Note (Parkson Property) dated December 17, 2014 in the principal amount of $881,845.17 in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10. in the Company’s Current Report on Form 8-K dated December 17, 2014).

10.27
2015 Combined Promissory Note (Working Capital) dated December 31, 2015 in the principal amount of $3,063,424.61 in favor of M. Lee Pearce Living Trust (incorporated by reference to Exhibit 10.1 in the Company’s Current Report on Form 8-K and 8-K/A dated December 31, 2015).

10.28
2015 Renewal Promissory Note (Parkson Property) dated December 31, 2015 in the principal amount of $916,182.77 in favor of Bay Colony Associates, Ltd. (incorporated by reference to Exhibit 10.2 in the Company’s Current Report on Form 8-K and 8-K/A dated December 31, 2015).

31.1	Certification of Acting Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Acting Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Acting Principal Executive Officer relating to Periodic Financial Report Pursuant to 18 U.S.C. Section 1350.*

32.2	Certification of Acting Principal Financial Officer relating to Periodic Financial Report Pursuant to 18 U.S.C. Section 1350.*

* Filed herewith

Exhibit B-16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LE@P TECHNOLOGY, INC.

Dated: August 15, 2016	By:	/s/ Timothy C. Lincoln
Timothy C. Lincoln
Acting Principal Executive Officer

Dated: August 15, 2016	By:	/s/ Mary E. Thomas
Mary E. Thomas
Acting Principal Financial Officer

Exhibit B-17